SEVENTH AMENDMENT TO CREDIT AGREEMENT

     THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of August 29, 2001 among CULP, INC. (the "Borrower"), WACHOVIA BANK, N.A. (successor by merger to Wachovia Bank of Georgia, N.A.), as Agent (the "Agent"), FIRST UNION NATIONAL BANK (successor by merger to First Union National Bank of North Carolina), as Documentation Agent (the "Documentation Agent"), and WACHOVIA BANK, N.A., FIRST UNION NATIONAL BANK and SUNTRUST BANK (formerly known as SunTrust Bank, Atlanta)(collectively, the "Banks");

                            W I T N E S S E T H :

     WHEREAS, the Borrower, the Agent, the Documentation Agent and the Banks executed and delivered that certain Credit Agreement, dated as of April 23, 1997, as amended by First Amendment to Credit Agreement dated as of July 22, 1998, Second Amendment to Credit Agreement dated as of October 26, 1998, Third Amendment to Credit Agreement dated as of April 28, 2000, and Fourth Amendment to Credit Agreement dated as of July 30, 2000, and Fifth Amendment to Credit
Agreement dated as of January 26, 2001, and Sixth Amendment (the "Sixth Amendment") to Credit Agreement dated as of March 28, 2001 (as so amended, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested, and the Agent, the Documentation Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Agent, the Documentation Agent and the Banks hereby covenant and agree as follows:

     1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

     2.  Amendments to  Section 1.01.  The  definition of "EBITDA"  contained in
Section 1.01 of the Credit Agreement is amended by deleting it in its entirety and substituting the following therefor:

          "EBITDA" means at any time the sum of the following, determined on a consolidated basis for the Borrower and its Consolidated Subsidiaries, at the end of each Fiscal Quarter, for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters (and with respect to any Acquisition which is made during such 4 Fiscal Quarter period, the Consolidated Subsidiary acquired in such Acquisition shall be included as if it had been a Consolidated Subsidiary prior to the commencement of such 3 Fiscal Quarter period): (i) Consolidated Net Income; plus (ii) Consolidated Net Interest Expense; plus (iii) taxes on income; plus (iv) depreciation; plus
     (v) amortization; plus (vi) cash charges described on Schedule 1.01(E) attached hereto and made a part hereof not exceeding $5,100,000 in the aggregate through the fourth Fiscal Quarter of Fiscal Year 2002, and other non-cash charges.

     3. Amendments to Schedule 1.01(E). Schedule 1.01(E) described in the foregoing amended definition of "EBITDA" is amended and restated and attached to the Credit Agreement in the form of Schedule 1.01(E) attached to this Amendment and made a part hereof.

     4. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof, except to the extent that any representation or warranty related to an earlier specified date, and with specific reference to this Amendment and all other loan documents executed and/or delivered in connection herewith.

     5. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     6. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

     7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     8. Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

     9. No Default. To induce the Agent, the Documentation Agent and the Banks to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

     10. Further Assurances. The Borrower agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Borrower.

     11. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

     12. Conditions  Precedent.  This Amendment shall become effective only upon
(i) execution and delivery of this Amendment by each of the parties hereto,  and
(ii) payment of a non-refundable, fully-earned fee equal to $25,000 by the Borrower to the Agent payable pro-rata to the Banks that execute the Amendment based on their commitment amount. A default by the Borrower under this Amendment shall be an Event of Default under the Credit Agreement.


     IN WITNESS WHEREOF, the Borrower, the Agent, the Documentation Agent and each of the Banks has caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                     CULP, INC.,                          (SEAL)
                                     as Borrower

                                     By:  __________________________________
                                              Title:

                                     WACHOVIA BANK, N.A.,
                                     as Agent and as a Bank               (SEAL)

                                     By:  __________________________________
                                              Title:

                                     FIRST UNION NATIONAL BANK,
                                     as Documentation Agent and as a Bank (SEAL)

                                     By:  __________________________________
                                              Title:

                                     SUNTRUST BANK, as a Bank             (SEAL)

                                     By:  __________________________________
                                              Title:

                                SCHEDULE 1.01(E)

                                   Culp, Inc.
                            Analysis of Cash Charges

Estimated total cash charges                          $ 6,282,610

Above limitation                                      ( 1,182,610)
                                                      ------------
Cash charges allowed                                  $ 5,100,000
                                                      ============